SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2009
iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335

(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 430-3000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 FORM OF EXECUTIVE AGREEMENT BETWEEN THE COMPANY AND CERTAIN EXECUTIVE OFFICERS OF THE COMPANY

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 7, 2009 and May 8, 2009, iRobot Corporation (the “Company”) entered into Amended and Restated Executive Agreements (the “Amended Executive Agreements”) with each of the following executive officers: Colin M. Angle, Chief Executive Officer, Chairman of the Board and Director; John J. Leahy, Executive Vice President, Chief Financial Officer and Treasurer; Joseph W. Dyer, President, Government & Industrial; Jeffrey A. Beck, President, Home Robots; Glen D. Weinstein, Senior Vice President, General Counsel and Secretary; and Alison Dean, Vice President, Financial Controls and Analysis. The Amended Executive Agreements amend, restate and supersede the prior executive agreements by and between the Company and these executive officers.
     The Amended Executive Agreements provide for severance payments equal to 50% of such executive officer’s annual base salary, as well as certain continued health benefits, in the event that the Company terminates his or her employment other than for cause, death or disability. In addition, the Amended Executive Agreements provide that if the Company experiences a change in control and the employment of such executive officer is terminated without cause, or if such executive officer terminates his or her employment for certain reasons including a substantial reduction in salary or bonus or geographic movement during the one-year period following the change in control, then all unvested stock options, awards and rights granted to such executive officer under any of the Company’s stock option plans become fully-vested and immediately exercisable and such executive officer is entitled to severance payments equal to 200% of his or her annual base salary and 200% of such executive officer’s annual bonus, as well as certain continued health benefits.
     The foregoing description of the Amended Executive Agreements is qualified in its entirety by reference to the Form of Executive Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

10.1	Form of Executive Agreement between the Company and certain executive officers of the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation
May 8, 2009	By:	/s/ Glen D. Weinstein
		Name:	Glen D. Weinstein
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Executive Agreement between the Company and certain executive officers of the Company